THIS LEASE, made and entered into this the 5th day of August,  1997, by and between GARY C. ANDES and wife,  ANDREA W. ANDES,  hereafter  referred to as

Lessor, and BAD TOYS, INC., hereafter referred to as Lessee:

                                   WITNESSETH:

         THAT FOR AND IN CONSIDERATION of the mutual covenants contained herein,

the Parties agree as follows:

         1.  Lessor  does  hereby  lease and demise  unto  Lessee the  following property in the Twelfth (12th) Civil District of Sullivan County, Tennessee, and

being more particularly described as follows:

         BEING 2046 W. stone Drive, Kingsport, Sullivan County,
         Tennessee.

         2.  Lessor  demises  the above  premises  for a term of five (5) years,

commencing August 1, 1997, and terminating on July 31, 2002, at 12 o'clock noon,

or sooner as provided here, payable in equal monthly  installments in advance on the first day of each month in the amount of $900.00 each, with the fist payment being September 1, 1997.

         All rental  payments shall be made to Lessor or such other place as the

Lessor may designate in writing. Lessee shall pay the rent at the time and place specified without deduction,  set-off, notice or demand. Lessee expressly waives any and all requirements for written notice for nonpayment of rent.

                                                                      Exhibit 10
                                                              Page 1 of 12 Pages

         3. Lessor agrees to pay the state,  county and municipal property taxes and  insurance  on  the  building  and  improvements  on the  demised  premises,

including all alterations and additions,  against loss or damages by fire during the term of this lease.

     4. No substantial portion of the building shall be demolished or removed by

Lessee,  and if necessary,  Lessee may at any time during the lease term, at its own  expense,  make any  alteration,  additions  or  improvements  in and to the demised premises and the building.

         Alterations  shall be performed in a  workmanlike  manner and shall not weaken or impair the structural  strength,  or lessen the value, of the building on the  premises,  or change the  purpose  for which the  building,  or any part thereof, may be used.

         Any alterations,  additions and improvements must be approved by Lessor prior to the beginning of any work.

         All  alterations,  additions  and  improvements  on or in  the  demised premises at the  commencement  of the term, and that may be created or installed during the term, shall become part of the demised premises and the sole property of Lessor,  except that all movable trade fixtures  installed by Lessee shall be and remain the property of Lessee.

     5.  Lessee  shall,  at all times  during  the lease and at its own cost and expense,  repair,  replace,  and  maintain  in  a  good,  safe  and  substantial condition, the demised premises and any

                                                                      Exhibit 10
                                                              Page 2 of 12 Pages
improvements,  additions and alterations  thereto,  and shall use all reasonable precaution to prevent waste, damage or injury to the demised premises.

     6. Lessee shall be responsible for the payment and procurement of telephone and utility  services for the demised  premises,  and all  telephone and utility services on the demised  premises  shall be made in the name of Lessee only, and

Lessee shall be solely  liable for said  telephone  and utility  charges as they become due.

     7. Lessee shall secure and maintain in force at its expense during the term of this lease and any extension thereof public liability insurance with insurers and through  brokers  approved by Lessor.  Such  coverage  shall be in an amount adequate  to  protect  against  liability  occurring  in or  around  the  leased premises,  but not to be less than Five  Hundred  Thousand  Dollars  ($500,000).

Lessee shall provide and keep in force other  insurance in amounts that may from time to time be  required  by Lessor  against  other  insurable  hazards  as are commonly  insured  against  for the type of business  activity  that Lessee will conduct. Lessee shall be responsible at its own cost and expense for any and all insurance for equipment and other personal property on the premises.

     8. The Parties  shall be bound by all existing  casements,  agreements  and encumbrances now or hereafter of record relating to

                                                                      Exhibit 10
                                                              Page 3 of 12 Pages
the demised  premises,  if any, and Lessor shall not be liable to Lessee for any damage  resulting  from any action taken by a holder of an interest  pursuant to the rights of that holder thereunder.

         Except as stated herein Lessor covenants and warrants that Lessee shall have and enjoy full,  quiet and  peaceful  possession  of the  demised  premises during the term of this lease and any extensions and renewals thereof.

     9. If at any time the premises  become  totally  untenantable  by reason of damage  or loss by fire or other  casualty,  which  has not been  caused  by the wrongful  act of  Lessee,  the rent shall  abate  until the  premises  have been restored to a tenantable  condition.  If the premises are so damaged, but not to the extent that they are totally  untenantable,  Lessee shall continue to occupy

the  same  or  the  tenantable  portion  thereof,   and  the  rent  shall  abate

proportionately  in the  rate  that  the  usable  portion  bears  to the  entire premises.  In the event of a loss, fire or other casualty,  Lessor shall have an election  not to rebuild or  recondition  the  premises,  which  election may be exercised by written notice to Lessee given within 60 days from the date of such loss.  If  Lessor  exercised  its  election,  this  lease  shall  cease  and  be terminated, effective on the date of such loss, and Lessee shall pay the accrued rent up to the date of such  loss,  or the  Lessor,  if the  rent has been  paid beyond  such  date,  will  refund to Lessee  that  portion  or part of such rent prepaid, and

                                                                      Exhibit 10
                                                              Page 4 of 12 Pages
thereafter  this lease shall become null and void with no further  obligation on the part of either party.

     10. A condemnation of the entire  building  occupied by Lessee shall result in a termination of this lease agreement.  Lessor shall receive the total of any consequential  damages  awarded  as a result of  condemnation  proceedings.  All future  rent  installments  to be paid by  Lessee  under  this  lease  shall  be terminated  in such  event.  If only a  portion,  but not less than 25%,  of the improved premises are taken by condemnation,  Lessee may terminate this lease at its option.

         Lessee shall not be entitled to  participate  in or receive any part of the damages or award which may be paid to or award to Lessor by reason of taking under this paragraph,  except where said award shall provide for moving or other reimbursable expenses for Lessee under applicable statute. Provided, however, so long as the condemnation award to Lessor shall not be reduced, the rights of the

Lessor as set forth herein shall in no way prejudice or interfere with any claim which  Lessee may have  against the  authority  exercising  the power of eminent

domain  for  damages  or  otherwise  for  the  taking  of  destruction   of,  or

interference with, the leasehold investment and/or the interest of Lessee in the leased premises.

     11. Lessee waives all claims  against  Lessor for damages to goods,  or for injuries to persons on or about the premises from any cause arising at any time.

Lessee will indemnify Lessor on

                                                                      Exhibit 10
                                                              Page 5 of 12 Pages
account of any damage or injury to any  person,  or to the goods of any  person,

arising  from the use of the  premises  by Lessee,  or arising  from  failure of

Lessee to keep the premises in good condition as provided  herein.  Lessor shall not be liable to Lessee for any damage by or from any act or  negligence  of any owner or occupant of adjoining or contiguous property.  Lessee agrees to pay for all damages to the building, as well as all damage or injury suffered by tenants or occupants thereof caused by misuse or neglect of the premises by Lessee.

     12.  Lessee will use and occupy the demised  premises  for lawful  purposes only, and will comply with any and all laws, ordinances,  orders and regulations of any  governmental  authority  which are  applicable to the use of the demised premises.

         Lessee  shall be  responsible  at its own  expense  for  obtaining  any license  required for said purposes,  and Lessee shall further be liable for any and all taxes connected with said business.

     13. Lessee shall not use or permit the premises, or any part thereof, to be used for any purposes other those set forth herein.  Lessee shall neither permit on the premises any act, sale, or storage that may be prohibited  under standard forms of fire insurance policies, nor use the premises for any such purposes.

     14. Lessee shall have the right to sublease,  assign, underlet or grant the permissive use of the leased premises or any

                                                                      Exhibit 10
                                                              Page 6 of 12 Pages
part  thereof  with the prior  written  consent  of the  Lessor  on the  express condition that the Lessee shall remain  primarily  responsible to Lessor for the performance of all covenants and conditions of this lease. In no event shall any sublease,  assignee  or tenant be  considered  whose  overall use of the demised premises  would  be  detrimental.  Consent  as  herein  requires  shall  not  be unreasonably withheld.

     15. If Lessee shall at any time be in default in payment of the rent herein reserved or in the  performance of any of the covenants,  terms or conditions of the  lease,  or if  Lessee  shall be  adjudged  a  bankrupt,  or  shall  make an assignment for the benefit of creditors, or if a receiver of any property of the

Lessee in or upon said  premises be appointed in any action,  suit or proceeding by or against  it, or if the  interest of the Lessee in said  premises  shall be sold under execution or under legal process,  Lessor shall have right to declare the lease or any  renewal  thereof  forfeited,  shall have the right to re-enter said premises,  demand for same being waived,  and repossess and enjoy the same,

and  thereupon  this lease and  everything  herein  contained on the part of the

Lessor to be done and performed  shall cease and determine,  without  prejudice,

however,  to the right of Lessor to  recover  from the Lessee all rent due up to the time of such entry,  and for the  remainder of the term except to the extent that Lessor may collect rent from others to whom said space may be rented

                                                                      Exhibit 10
                                                              Page 7 of 12 Pages
during the remainder of the term at the highest rent  obtainable and may recover from the Lessee all rent due up to the time of such entry, and for the remainder of the term,  except to the extent that Lessor may collect rent from others whom said space may be rented during the remainder of such term.

         Lessee  shall not vacate or abandon the premises at any time during the term,  but if Lessee does vacate or abandon the premises or is  dispossessed  by process of law,  any  personal  property  left on the  premises  shall be deemed abandoned at the option of Lessor and shall become the property of Lessor.

     16. If Lessor is  compelled  to incur any  expenses,  including  reasonable attorney fees, in instituting and prosecuting any action or proceeding by reason of any  default of Lessee  hereunder  the sum or sums so paid by Lessor with all interest,  cost and damages shall be deemed to be additional  rent hereunder and shall be due from Lessee to Lessor  following the  incurring of such  respective expenses.

     17. Lessee shall permit  Lessor,  his agents and other  employees,  to have access to and to enter the leased premises at all reasonable and necessary times to inspect the premises for any purposes connected with the repair, improvement,

care  and  management  of the  premises  or for  any  other  purpose  reasonably connected  with  Lessor's  interest in the  premises  and to perform any work or other act found necessary on such inspection.

                                                                      Exhibit 10
                                                              Page 8 of 12 Pages

     18. Lessee shall  immediately quit and surrender  possession of the demised premises or any improvements thereon to Lessor at the termination of this lease,

by expiration of lease term or otherwise, in as good condition as reasonable use and wear will permit,  damage by fire and other elements excepted.  Lessee shall return the keys to the demised premises to Lessor at the place stipulated herein for the payment of rent.  Lessee shall pay as  liquidated  damages for the whole time the possession is not  surrendered as required  herein a sum equal to twice the amount of the rent herein  reserved,  prorated  and  averaged per day of any withholding.  The  provisions of this clause and  acceptance  of any  liquidated damages  by  Lessor  shall  not  constitute  a waiver  by Lessor or any right of re-entry as herein set forth, nor shall any other act in apparent  affirmance of the tenancy  operate as a waiver of the right to terminate this lease or operate as an extension hereof.

     19.  Time  is of the  essence  in all  provisions  of this  lease,  and all covenants,  terms, provisions and conditions contained herein shall enure to the benefit  of and be  binding  upon the  heirs,  representatives,  successors  and assigns of the Parties hereto.

         IN WITNESS WHEREOF,  this agreement has been executed by the Lessor and

Lessee, in duplicate original, this day and date first above written.

                                                                      Exhibit 10
                                                              Page 9 of 12 Pages

LESSOR:

/s/ Gary C. Andes
-------------------
GARY C. ANDES

/s/ Andrea W. Andes
-------------------
ANDREA W. ANDES


LESSEE:

BAD TOYS, INC.

By /s/ Susan H. Lunan
   -----------------------
   SUSAN LUNAN, President


/s/ Larry N. Lunan
--------------------------
LARRY LUNAN, individually

/s/ Susan H. Lunan
--------------------------
SUSAN LUNAN, individually

                                                                      Exhibit 10
                                                             Page 10 of 12 Pages

STATE OF TENNESSEE

COUNTY OF SULLIVAN

         Personally appeared before me, the undersigned authority, a Notary Public in and for the State and County aforesaid, GARY C. ANDES and wife, ANDREA
W. ANDES, the within named bargainors, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who acknowledged that they executed the foregoing instrument for the purposes therein contained.

         WITNESS my hand and official seal, this 4th day of September, 1997.
                                                                         [Seal]

                                                     /s/ Emily S. Neeley
                                                     ---------------------------
                                                          NOTARY PUBLIC
My commission expires:
11-1-97


STATE OF TENNESSEE

COUNTY OF SULLIVAN

         Personally appeared before me, the undersigned authority, a Notary Public in and for the State and County aforesaid, LARRY LUNAN and wife, SUSAN LUNAN, the within named bargainors, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who acknowledged that they executed the foregoing instrument for the purposes therein contained.

         WITNESS my hand and official seal, this 2nd day of September, 1997.
                                                                         [Seal]

                                                     /s/ Melissa A. Casel
                                                     ---------------------------
                                                          NOTARY PUBLIC
My commission expires:
10-14-00


STATE OF TENNESSEE

COUNTY OF SULLIVAN

         Personally appeared before me, the undersigned authority, a Notary Public in and for the State and County aforesaid, SUSAN LUNAN, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who, upon oath,

                                                                      Exhibit 10
                                                             Page 11 of 12 Pages
acknowledged herself to be the President of BAD TOYS, INC., the within named bargainor, a corporation, and that she as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by herself as President.

         WITNESS my hand an official seal, this 2nd day of September, 1997.
                                                                         [Seal]

                                                     /s/ Melissa A. Casel
                                                     ---------------------------
                                                          NOTARY PUBLIC
My commission expires:
10-14-00

                                                                      Exhibit 10
                                                             Page 12 of 12 Pages